UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 12, 2006
Date of Report (Date of earliest event reported)

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LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)

(305) 559-4000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 12, 2006, Steve Saiontz resigned from the Company’s Board of Directors effective immediately. Separately, on January 12, 2006, Hervé Ripault informed the Company that he will not stand for reelection to the Company’s Board of Directors when his term expires at the 2006 Annual Meeting of Stockholders. The Company issued a press release to announce these director departures, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.  Description of Document
99.1   Press release issued by Lennar Corporation on January 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2006	Lennar Corporation

By: /s/ Bruce E. Gross
Name: Bruce E. Gross
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.  Description of Document
99.1   Press release issued by Lennar Corporation on January 12, 2006.